Exhibit 99.2

[LOGO]                  CINCINNATI FINANCIAL CORPORATION
      Mailing Address:          P.O. BOX 145496
                           CINCINNATI, OHIO 45250-5496
                                 (513) 870-2000

                                            Investor Contact: Heather J. Wietzel
                                                                  (513) 603-5236
                                                 Media Contact: Joan O. Shevchik
                                                                  (513) 603-5323

         Cincinnati Financial Subsidiaries Appoint Officers and Counsel
       o James E. Benoski named vice chairman and chief insurance officer
  o Kenneth S. Miller named chief investment officer and senior vice president

CINCINNATI, Feb. 2 /PRNewswire-FirstCall/ -- Cincinnati Financial Corporation (Nasdaq: CINF) announced today the appointment of James E. Benoski as Cincinnati Financial Corporation's vice chairman and chief insurance officer, posts he has held in the company's insurance subsidiaries since 1999. Further, the board appointed Kenneth S. Miller, CLU, ChFC, as chief investment officer and senior vice president of the corporation. Miller has served as vice president of the corporation since 1997 and senior vice president of the company's insurance subsidiaries since 2000, heading the investment department for the past year.

Boards of subsidiary companies also met and made the following promotions and new or additional appointments of officers and counsel:

Property Casualty Insurance Subsidiaries:
The Cincinnati Insurance Company
The Cincinnati Casualty Company
The Cincinnati Indemnity Company

Kenneth S. Miller, CLU, ChFC, Chief Investment Officer and Senior Vice
  President-Investments
Donald J. Doyle, Jr., CPCU, AIM, Senior Vice President-Strategic Planning Joel W. Davenport, CPCU, AAI, Vice President-Commercial Lines
Timothy D. Huntington, CPCU, AU, Vice President-Commercial Lines
Steven W. Leibel, CPCU, AIM, Vice President-Personal Lines
Martin J. Mullen, CPCU, Vice President-Headquarters Claims
Philip J. Van Houten, CFE, FCLS, Vice President-Special Investigations Michael R. Abrams, Assistant Vice President-Investments
W. Dane Donham, AIM, Assistant Vice President-Commercial Lines
John C. DuBois, Assistant Vice President-Personal Lines
Carl C. Gaede, CPCU, AFSB, Assistant Vice President-Bond & Executive Risk Janet K. McVay, Assistant Vice President-Personal Lines
Robyn C. Muhlberg, Assistant Vice President-Information Technology
Carol A. Oler, AIM, Assistant Vice President-Information Technology
Dennis G. Stetz, SCLA, Assistant Vice President-Headquarters Claims
Charles P. Stoneburner II, CPCU, Assistant Vice President-Headquarters Claims Robert W. Wallace, CPCU, Assistant Vice President-Headquarters Claims
Roger A. Chamberlain, Secretary-Administrative Services
M. Cathleen Cloud, CPCU, AIM, Secretary-Commercial Lines
Douglas W. Stang, Secretary-Staff Underwriting

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James E. Streicher, CPCU, AIM, ARe, Secretary-Personal Lines
William H. Thomas, AIM, Secretary-Commercial Lines
Hollis A. Jones, AIM, Assistant Treasurer-Investments
Beth A. Scalf, Assistant Treasurer-Corporate Accounting
Kimberly A. Beckman, PMP, Assistant Secretary-Information Technology Pamela J. Cooper, CPCU, AIM, Assistant Secretary-Commercial Lines Jack D. Kelley, CPCU, AIC, Assistant Secretary-Field Claims
Glenn W. Koch, CPCU, AIM, Assistant Secretary-Commercial Lines Philip D. Motz, Assistant Secretary-Information Technology
David V. Neville, CPCU, AIM, Assistant Secretary-Personal Lines David A. Rice, SCLA, Assistant Secretary-Field Claims
Henry C. Schmidt, AIM, Assistant Secretary-Personal Lines

Brian R. McHenry, Associate Counsel
Matthew R. Skinner, Associate Counsel

The Cincinnati Life Insurance Company:
Donald J. Doyle, Jr.*
Michael R. Abrams*
Robyn C. Muhlberg*
Carol A. Oler*
Hollis A. Jones*
Kimberly A. Beckman*
Ann S. Binzer, CLU, ChFC, FALU, FLMI, Assistant Secretary-Life & Health Claims Philip D. Motz*

Brian R. McHenry*
Matthew R. Skinner*

CinFin Capital Management Company:
Michael K. O'Connor, CFA, AFSB, Vice President-Investments

The CFC Investment Company:
Jerry L. Litton, Treasurer-Corporate Accounting

* Title as listed above.

Cincinnati Financial Corporation (Nasdaq: CINF) offers property and casualty insurance, its main business, through The Cincinnati Insurance Company, The Cincinnati Indemnity Company and The Cincinnati Casualty Company. The Cincinnati Life Insurance Company markets life and disability income insurance and annuities. CFC Investment Company supports the insurance subsidiaries and their independent agent representatives through commercial leasing and financing activities. CinFin Capital Management Company provides asset management services to institutions, corporations and individuals.

                                      ***